VANGUARD(R) SELECTED VALUE FUND

ANNUAL REPORT -- OCTOBER 31, 2000

[SHIP GRAPHIC]

A member of
THE VANGUARD GROUP(R)

OUR REPORTS TO
  THE OWNERS
At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.
     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.
     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:
     **Larger type and redesigned graphics to make the reports easier to read. **An at-a-glance summary of key points about fund performance and the financial markets.
     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.
     **Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.
     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY
* Vanguard Selected Value Fund returned a solid 19.1% during its 2000 fiscal year.

* After a slow start, the fund soared during the final eight months of the period when value stocks rebounded.

* The adviser demonstrated strong stock-picking in several market segments, including the health care, financial services, and utilities sectors.

CONTENTS
 1 Letter from the Chairman
 7 Report from the Adviser
10 Fund Profile
11 Glossary of Investment Terms
12 Performance Summary
13 Report on After-Tax Returns
14 Financial Statements
21 Report of Independent Accountants

LETTER
  FROM THE CHAIRMAN

Fellow Shareholders,

VANGUARD SELECTED VALUE FUND benefited from a dramatic about-face in the fortunes of value-oriented shares and earned an excellent return of 19.1% during the fiscal year ended October 31, 2000.
     Your fund's total return (capital change plus reinvested dividends) fell short of the return of its average mutual fund peer, but was more than 7 percentage points ahead of the return of the Russell Midcap Value Index, the benchmark that we consider the best fit for the Selected Value Fund.

2000 TOTAL RETURNS                               Fiscal Year Ended
                                                        October 31
------------------------------------------------------------------
Vanguard Selected Value Fund                                 19.1%
Average Mid-Cap Value Fund*                                  21.6
Russell Midcap Value Index                                   11.9
Wilshire 5000 Index                                           8.1
------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $9.75 per share on October 31, 1999, to $11.42 per share on October 31, 2000, and is adjusted for a dividend of $0.16 per share paid from net investment income.
     If you own Vanguard Selected Value Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.

FINANCIAL MARKETS IN REVIEW
The U.S. stock market began the fiscal year like a skyrocket as investors targeted technology-related stocks. During the first two months of the period, the broad market gained more than 11%. Fueling the increase were favorable economic data: Production rose rapidly, unemployment fell below 4% of the workforce, long-term interest rates declined,

MARKET BAROMETER                                    Average Annual Total Returns
                                                  Periods Ended October 31, 2000

                                                  One        Three          Five
                                                 Year        Years         Years
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       6.1%        17.6%         21.7%
Russell 2000 Index (Small-caps)                 17.4          5.9          12.4
Wilshire 5000 Index (Entire market)              8.1         16.0          20.1
MSCI~EAFE Index (International)                 -2.7          9.7           8.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      7.3%         5.7%          6.3%
Lehman 10 Year Municipal Bond Index              8.2          5.0           5.7
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        5.7          5.2           5.2
================================================================================
CPI
Consumer Price Index                             3.4%         2.5%          2.5%
--------------------------------------------------------------------------------
and inflation was well-behaved, though energy prices rose sharply during the fiscal year.
     But as the period progressed, the effects of higher short-term interest rates--engineered by the Federal Reserve Board to slow the economy and forestall inflation--began to show. And despite solid increases in corporate earnings, doubts grew that the companies could sustain the growth pace amid a slowing economy.
     Investors seemed to grow wary of the lofty prices of many tech stocks in relation to their earnings and other fundamentals. Value stocks--those characterized by relatively low prices in relation to earnings, book value, and dividends--generally benefited from the market's increased emphasis on current earnings. The result was a significant split between the first- and second-half returns for growth and value stocks, particularly among mid-capitalization stocks, the segment of the market that the Selected Value Fund emphasizes. As the table below shows, mid-cap growth stocks soared during the first four months of the period, but mid-cap value stocks led the market during the final eight months.
     The year also saw huge variations in returns of various industry groups. For example, among mid-cap stocks, technology companies led the way with a 66% return for the 12 months, followed closely by the "other energy" group (56%) and health care companies (54%). The laggards of the Russell Midcap Index were materials & processing companies (-12%) and the consumer discretionary group (-6%).
     For the full 12 months, the return of the overall market, as measured by the Wilshire 5000 Total Market Index, was shy of the double-digit gains investors have seen in recent years. For a change, small- and mid-cap stocks significantly outpaced their large-cap counterparts.

TOTAL RETURNS
                          Oct. 31, 1999, to        Feb. 29, 2000, to      Fiscal
                              Feb. 29, 2000            Oct. 31, 2000        2000
--------------------------------------------------------------------------------
Russell Midcap Growth Index           56.7%                   -11.5%       38.7%
Russell Midcap Value Index            -9.2                     23.2        11.9
--------------------------------------------------------------------------------

STRONG RETURNS FROM BONDS
In general, bonds produced solid results during the 12 months. The Lehman Brothers Aggregate Bond Index, a proxy for taxable investment-grade bonds, returned 7.3%, outpacing the S&P 500 Index. However, the deceleration in economic growth prompted bond investors to shy away from speculative issues, and prices of high-yield bonds fell. Mortgage-backed securities and high-quality corporate bonds performed well.
     Short-term interest rates rose substantially during the year, with the yield of 3-month U.S. Treasury bills increasing 1.3 percentage points. The increase essentially matched the 1.25-point boost in the federal funds rate accomplished in four steps by the Federal Reserve. Yields were relatively flat, on balance, for most longer-term securities. A rising federal budget surplus shrank the supply of U.S. Treasury bonds, and their yields declined slightly for the fiscal year: The 30-year Treasury's yield fell from 6.16% to 5.79%. Yields on 10-year Treasuries fell by about a quarter-point.

FISCAL 2000 PERFORMANCE OVERVIEW
Vanguard Selected Value Fund's 19.1% return for the fiscal year ended October 31 represented a terrific turnaround. After declining -10.8% from November through February, the fund returned a remarkable 33.6% during the remaining eight months. As noted above, your fund's full-year return was slightly behind that of its average mutual fund peer, but well ahead of results for the Russell Midcap Value Index. The fund's return was more than twice that of the broad stock market.
     The turnaround was largely a product of the spirited revival in value stocks that took hold in early spring. For the most part, your fund's investment adviser stuck with shares whose value had not been fully recognized by the market and avoided high-priced stocks.
     Our margin over the Russell Midcap Value Index came down to strong stock-picking in several sectors. Specifically, our health care stocks, which accounted for about 7% of the fund's assets on average, returned nearly 120% during the period--a surge led by Watson Pharmaceuticals, a California-based drug maker. Our selections within the producer durables group and the utilities sector also helped Selected Value to outpace the index. We also earned relatively strong results from our financial services stocks, which represented about one-quarter of the fund's assets.
     On the downside, we were hurt by our picks in the auto & transportation sector and in the materials & processing group. Our near-avoidance of technology shares--tech stocks made up about 2% of the fund's assets on average--was a detriment relative to the Russell Midcap Value Index. The index's tech shares, which accounted for roughly 9% of its market capitalization, returned 63% during the period.

THE MARKET TURNS TOWARD VALUE
The past year showed that patience is a necessary virtue for value investors, who by definition are choosing securities that have been shunned by many other investors and whose prices are relatively low in comparison with past and potential earnings.
     We thank our shareholders for their patience during the past few years, a period when value stocks generated returns that were well below the glittery gains of growth issues. We recognize that it took discipline to stick with value investing when price momentum--buying stocks merely because their prices had risen--was a driving force on Wall Street. However, it appears that pundits who declared the death of value investing were off target.
     We note that many individuals who gave into the temptation to alter their investment allocations paid a heavy price. Consider that the largest flows of cash into technology-related mutual funds and the largest outflows of cash from value funds like Selected Value occurred in February and March of 2000. The timing of these flows couldn't have been worse.
     That said, we don't pretend to know what the market has in store next, but we continue to believe that long-term investors are well-advised to maintain exposure to both value stocks and growth stocks. As fiscal year 2000 demonstrated, market leadership can switch suddenly and decisively from growth to value and back again.

LIFETIME PERFORMANCE OVERVIEW
Though a review of a fund's fiscal year is helpful, we believe that investment performance should be measured over the long haul. To that end, the table below presents the average annual returns for your fund, the average mid-cap value fund, and two market benchmarks. It also presents the results of hypothetical $10,000 investments made at the fund's inception.
     Vanguard Selected Value Fund's shortfall versus its average competitor over this period is significant, amounting to nearly $5,000. (Our record versus the broad stock market is worse, but that is because the Wilshire 5000 Index contains both growth and value stocks--a significant advantage during the past decade, when growth stocks were the best performers.)
     Plainly, over its lifetime, the Selected Value Fund has not yet done what it set out to do: provide returns that exceed those of similar funds. Of course, we expect the fund to perform differently than the overall stock market and peer funds. The fund adheres closely to its value discipline and holds a relatively small number of stocks--36 securities on October 31. We note that the fund has gained some ground since James P. Barrow, a founding partner of our investment adviser, Barrow, Hanley, Mewhinney & Strauss, took over investment management duties in March 1999. From the end of March 1999 through October 2000, the fund returned 23.0%, compared with the 14.4% return of the Russell Midcap Value Index and the 28.6% return of the average mid-cap value mutual fund. We are monitoring the fund's progress, and we expect it to continue to improve relative to its comparative standards.

TOTAL RETURNS                                              February 15, 1996, to
                                                                October 31, 2000

                                      Average                     Final Value of
                                       Annual                          a $10,000
                                       Return                 Initial Investment
--------------------------------------------------------------------------------
Vanguard Selected Value Fund             5.4%                            $12,828
Average Mid-Cap Value Fund              12.9                              17,714
Russell Midcap Value Index              13.2                              17,940
Wilshire 5000 Index                     18.9                              22,574
--------------------------------------------------------------------------------

     A key distinction between the Selected Value Fund and similar mutual funds is cost. Your fund's annualized expense ratio is 0.63%, or $6.30 per $1,000 of assets, versus the 1.53% ($15.30 per $1,000) charged by the average mid-cap value fund, according to data provided by Lipper Inc. This cost advantage gives your fund a head start versus competitors, year after year, in its quest to provide superior returns. However, in comparison with indexes, all funds are at a disadvantage, since funds incur operating and transaction costs (such as brokerage commissions and bid-asked spreads) that the theoretical indexes do not incur.
     Of course, our goal is to provide long-term returns that beat those of both peer funds and our index benchmark. We hope to improve both our absolute and relative returns in future years, but acknowledge that it's unlikely that the broad market will match the returns achieved during the past ten years. The stock market's performance during the 1990s was one of its best ever; returns were far above the 11% to 12% annual average returns on stocks for the past 75 years or so. It's best, we believe, when crafting plans to make modest assumptions about future returns. If the market exceeds them, the result is not bad: You'll merely get to your objectives sooner.

IN SUMMARY
The financial markets during the past 12 months certainly reinforced the importance of diversification. Just as it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks swooned and value stocks came to the fore. And bonds--the asset class many investors forgot in the excitement of the bull market in stocks--posted solid results.
     Perhaps the one safe prediction for the next 12 months is that markets will continue to be quite unpredictable. But uncertainty and volatility--risk, to use a four-letter word--are a constant companion for investors. A balanced investment program--a mix of short-term investments, bonds, and both value and growth stocks--can help you manage risk. Once you've built such a program in accordance with your objectives, time horizon, financial situation, and tolerance for market fluctuations, we recommend staying the course.

Sincerely,

October 17, 2000

[PHOTO--JOHN J. BRENNAN]
JOHN J. BRENNAN
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS: CHANGE IN OWNERSHIP
FOR BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

In July 2000, Old Mutual plc agreed to acquire United Asset Management Corporation (UAM), the parent company of Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), the investment adviser for Vanguard Selected Value Fund. UAM will continue to own BHMS, and the change in the parent companyIs ownership is not expected to have any practical effect on the fund. There will be no change in BHMSIs role as the fundIs investment adviser, in the personnel who advise the fund, or in the fees charged to the fund. However, as is required by the Investment Company Act of 1940, your fundIs advisory contract with BHMS automatically terminated with the change in ownership.
     Accordingly, on September 14, 2000, your fundIs board of trustees approved a new investment advisory contract with BHMS that took effect when the ownership of BHMSIs parent company officially changed in early October. All of the terms of the new contract, except for its commencement and termination dates, are the same as those in the previous contract. Your board believes that, similar to the previous advisory contract, the new contract will enable the fund to obtain services of high quality at reasonable cost and that the new contract is in the best interests of the fund and its shareholders. (In 1993, your fund received permission from the U.S. Securities and Exchange Commission and from its shareholders for the trustees to enter into a new advisory agreement without the delay and expense of a shareholder vote. This special permission was made subject to several conditions, including the requirement that shareholders be notified of changes to the fundIs investment advisory agreement.)
     In July, Old Mutual plc announced the terms of a tender offer under which it would acquire all of UAMIs outstanding shares. The directors of UAM recommended that its shareholders accept Old MutualIs offer, and UAM tendered all of its shares. The acquisition became effective on October 5, 2000.
     BHMS, which is registered as an investment adviser with the Securities and Exchange Commission, is located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204. UAM began providing investment advisory services in December 1980. Today, the principal operating subsidiaries of UAM manage both domestic and international investment portfolios for corporate, government, and union benefit plans; mutual funds; individuals; endowments; and foundations. Together with its subsidiaries, UAM manages or advises approximately $195 billion in assets.

REPORT
  FROM THE ADVISER                  BARROW,  HANLEY,  MEWHINNEY & STRAUSS,  INC.

The SELECTED VALUE FUND returned 19.1% for the fiscal year ended October 31, 2000. Our return was somewhat behind those of the Russell Midcap Index (23.7%) and our average mutual fund peer (21.6%), but was more than 7 percentage points ahead of that of the Russell Midcap Value Index. The Selected Value Fund is a true value fund, and its performance reflects this: The fundIs return during the second half of the fiscal year,,when value stocks surged,,was a strong 10.0%, which compared with returns of 5.4% for the Russell Midcap Index and 9.4% for the Russell Midcap Value Index.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE OBTAINED BY EMPHASIZING MEDIUM-SIZE COMPANIES WITH REASONABLE FINANCIAL STRENGTH WHOSE STOCKS ARE OUT OF FAVOR AND UNDERVALUED BY THE MARKET, OFTEN BECAUSE OF SPECIAL SITUATIONS THAT HAVE TEMPORARILY DEPRESSED PROFITS.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
During the early part of our fiscal year, equity markets in the United States,,particularly the technology-dominated Nasdaq Composite Index,,shot up. Nasdaq returned an astonishing 58.8% during the first four months of our fiscal year. However, in the aggregate, these companies had no earnings.
     Things  seemed to change  after  February,  when a period of  unprecedented money flow into growth stocks ended. Suddenly, investors became interested in things like earnings, dividends, and business plans, and they began to forget about concepts, Internet addresses, and venture capital. It will probably take a long time for investors' infatuation with nnew economyi ideas to go away, but it will. Because many mutual fund investors seemed to have difficulty distinguishing between fund manager competence and market focus during the fiscal year, many may well have sold value shares at their low and bought growth shares at their high.

OUR SUCCESSES
Our investments in defense contractors had a very positive impact on our return during the last six months of the fiscal year. These holdings included
BFGoodrich, as well as Lockheed Martin, which entered our portfolio when it bought COMSAT, which we already owned.
     The financial services area was also a good investment arena for us. In particular, XL Capital, MBIA, MGIC Investment Corporation, and USA Education (formerly SLM Holding Corporation) performed well. In the consumer staples sector, UST (U.S. Tobacco) rebounded from an earlier slump, helping our performance. Our lack of holdings in technology and telecommunications companies, which we viewed as too expensive, benefited our performance significantly relative to those of our index benchmark and some of our peers during the final six months of the fiscal year.

OUR SHORTFALLS
Our underperforming stocks included seemingly unrelated holdings such as Ryder System, Deluxe Corporation, Kmart, Service Corporation International, Dana Corporation, and Armstrong Holdings. Some of the declines in these holdings were motivated by investorsI irrational fears that these companies would suffer financial failure, an outcome that we feel is very unlikely. All are profitable, have positive cash flow, and have viable long-term business plans. None of these companies is likely to be made obsolete by the Internet,,they just havenIt produced impressive short-term growth. We are confident that these companies,,most of which account for a relatively small portion of your fund,,are being hurt by investorsI selling shares to book losses for tax purposes, and we expect them to rebound by year-end.

OUR PORTFOLIO POSITION
On a weighted-average basis, our stocks have a price/earnings ratio of about 18, significantly lower than the P/E of the Russell Midcap Index. Our yield is 3.0%, or more than double that of the Russell Midcap Index. We hold the stocks of 36 companies, which are diversified across many industries, and no single holding accounts for as much as 5% of our assets. The largest difference between the fund and the Russell Midcap Index is that we have almost no technology exposure, an area that we feel is very expensive. In addition, we donIt own any bank stocks, though we do own a lot of other financial intermediaries. Our utilities holdings are electric companies, not telecommunications concerns, many of which we believe have significant excess capacity. In conclusion, the fund is positioned to participate in a rising market, but it should also perform relatively well in the event of a market decline.

James P. Barrow,  Portfolio Manager

November 10, 2000

PORTFOLIO CHANGES                             Fiscal Year Ended October 31, 2000
                           Comments
--------------------------------------------------------------------------------
ADDITIONS
Global Marine*             Provides exposure to U.S. gas exploration.
--------------------------------------------------------------------------------
Murphy Oil*                Provides exposure to Canadian gas exploration.
--------------------------------------------------------------------------------
Entergy*                   Electric utility with significant growth potential.
--------------------------------------------------------------------------------
Wendy's International*     Improving play in domestic fast foods.
--------------------------------------------------------------------------------
USA Education*             Good opportunity resulting from legislation.
--------------------------------------------------------------------------------
GPU*                       Selling at a discount to acquisition price.
================================================================================
REDUCTIONS
Watson Pharmaceuticals     Took profit in significant winner.
--------------------------------------------------------------------------------
Coventry Health Care**     Stock reached fair market value.
--------------------------------------------------------------------------------
Harris**                   Stock reached fair market value.
--------------------------------------------------------------------------------
XL Capital                 Reduced large holding.
--------------------------------------------------------------------------------
UST                        Reduced large holding.
--------------------------------------------------------------------------------
Diebold**                  Company did not perform as expected.
--------------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.

SEE PAGE 14
FOR A COMPLETE
LISTING OF THE
FUND'S HOLDINGS.

FUND PROFILE                                              As of October 31, 2000
  FOR SELECTED VALUE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 11.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                        Wilshire
                                           Fund         Best Fit*           5000
--------------------------------------------------------------------------------
Number of Stocks                             36               604          6,768
Median Market Cap                         $3.5B             $6.1B         $46.1B
Price/Earnings Ratio                      18.2x             17.9x          29.8x
Price/Book Ratio                           2.0x              2.2x           4.5x
Yield                                      3.0%              2.2%           1.1%
Return on Equity                          15.6%             15.5%          22.8%
Earnings Growth Rate                       3.6%              8.5%          16.8%
Foreign Holdings                           0.0%              0.0%           0.0%
Turnover Rate                               40%                ,,             ,,
Expense Ratio                             0.63%                ,,             ,,
Cash Investments                           4.0%                ,,             ,,
--------------------------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Lockheed Martin Corp.                   3.8%
 (aerospace & defense)
Wendy's International, Inc.             3.4
 (restaurants)
Pall Corp.                              3.4
 (manufacturing)
Toys R Us, Inc.                         3.3
 (retail)
The BFGoodrich Co.                      3.3
 (aerospace & defense)
MGIC Investment Corp.                   3.2
 (insurance)
Kerr-McGee Corp.                        3.2
 (oil)
ITT Industries, Inc.                    3.2
 (conglomerate)
Jefferson-Pilot Corp.                   3.2
 (insurance)
Entergy Corp.                           3.1
 (electrical utilities)
--------------------------------------------
Top Ten                                33.1%
--------------------------------------------


--------------------------------------------
VOLATILITY MEASURES

                                     Wilshire
             Fund   Best Fit*   Fund     5000
---------------------------------------------
R-Squared    0.81       1.00    0.32     1.00
Beta         1.24       1.00    0.77     1.00
---------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                                                                        Wilshire
                                           Fund         Best Fit*           5000
--------------------------------------------------------------------------------
Auto & Transportation                      5.9%              6.2%           1.7%
Consumer Discretionary                    10.2              12.8           12.0
Consumer Staples                           3.1               5.5            5.3
Financial Services                        27.0              25.6           17.0
Health Care                                5.3               6.0           12.4
Integrated Oils                            6.5               1.9            3.1
Other Energy                               3.1               5.4            2.6
Materials & Processing                    11.0               7.8            2.5
Producer Durables                         10.9               4.9            3.3
Technology                                 0.0               5.5           26.4
Utilities                                  8.3              16.3            8.7
Other                                      8.7               2.1            5.0
--------------------------------------------------------------------------------
*Russell Midcap Value Index.

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED FUND INFORMATION.
[COMPUTER GRAPHIC]

GLOSSARY
  OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's nbest fiti index benchmark and by an overall market index. If a fundIs total returns were precisely synchronized with an indexIs returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR SELECTED VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  February 15, 1996-October 31, 2000

                 SELECTED VALUE FUND             RUSSELL MIDCAP VALUE INDEX
1996                             0.7                                    8.3
1997                            30.9                                   32.5
1998                           -17.8                                    5.7
1999                            -0.6                                    5.7
2000                            19.1                                   11.9
--------------------------------------------------------------------------------
See Financial Highlights table on page 18 for dividend and capital gains information since inception.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                        February 15, 1996-October 31, 2000
[MOUNTAIN CHART]
INITIAL INVESTMENT OF $10,000

Selected        Average     Russell      Russell      Wilshire
Value Fund      Mid-Cap    Midcap Value   Midcap          5000
            Value Index      Index         Index         Index
199604         10630         10612         10359         10150
199607          9490         10049          9716          9769
199610         10070         11008         10767         10831
199701         11051         11983         11730         11823
199704         10767         11652         11493         11952
199707         13336         13944         13797         14100
199710         13184         14299         13865         14350
199801         12734         14405         14312         15103
199804         14355         16309         16203         16847
199807         11982         14557         15160         15669
199810         10838         13399         14484         15174
199901         11136         14328         16031         15808
199904         11611         14971         17164         17166
199907         12229         15536         17232         16998
199910         10771         14564         16964         16039
200001         10244         15259         18358         15200
200004         11660         16620         19912         16396
200007         11727         16951         19735         16431
200010         12828         17714         20989         17940

                              Average Annual Total Returns
                             Periods Ended October 31, 2000          Final Value
                             ------------------------------         of a $10,000
                               1 Year       Since Inception           Investment
--------------------------------------------------------------------------------
Selected Value Fund             19.10%                5.43%              $12,828
Average Mid-Cap Value Fund*     21.63                12.91                17,714
Russell Midcap Value Index      11.85                13.22                17,940
Russell Midcap Index            23.73                17.06                20,989
Wilshire 5000 Index              8.10                18.88                22,574
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

A REPORT
  ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fundIs past results only and should not be used to predict future tax efficiency.
     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     Income taxes can have a considerable impact on a fundIs return,,an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fundIs performance, the fundIs after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                             Periods Ended October 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                            One Year         Since Inception*
                                       -----------------------------------------
                                       Pre-Tax  After-Tax    Pre-Tax   After-Tax
--------------------------------------------------------------------------------
Vanguard Selected Value Fund             19.1%      18.3%       5.4%        4.6%
Average Mid-Cap Value Fund**             17.0       14.1         --           --
--------------------------------------------------------------------------------
 *February 15, 1996.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, itIs very difficult to predict tax efficiency. A fundIs tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes,,thereby lowering your after-tax return,,if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(c)2000  by   Morningstar(R),   Inc.  All  rights  reserved.   Average  return
information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an nexperti under the Securities Act of 1933.

YOU CAN USE VANGUARD'S ONLINE
AFTER-TAX RETURN CALCULATOR AT
WWW.VANGUARD.COM/?AFTERTAX
TO GET A CUSTOMIZED CALCULATION.
[COMPUTER GRAPHIC]

FINANCIAL STATEMENTS
  OCTOBER 31, 2000

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         Market*
                                                                           Value
Selected Value Fund                                    Shares              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.0%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.6%)
 Genuine Parts Co.                                      205,800          $ 4,386
 Dana Corp.                                             187,900            4,169
                                                                       ---------
                                                                           8,555
                                                                       ---------
CONSUMER DISCRETIONARY (9.8%)
 Wendy's International, Inc.                            240,000            5,220
*Toys R Us, Inc.                                        293,600            5,046
*Kmart Corp.                                            462,800            2,748
*Service Corp. International                            787,900            1,822
                                                                       ---------
                                                                          14,836
                                                                       ---------
CONSUMER STAPLES (3.0%)
 UST, Inc.                                              177,400            4,479
                                                                       ---------
FINANCIAL SERVICES (26.0%)
 FINANCE--SMALL LOAN (2.9%)
 USA Education Inc.                                      80,000            4,470

 FINANCIAL DATA PROCESS SERVICES (2.4%)
 Deluxe Corp.                                           159,200            3,592

 FINANCIAL MISCELLANEOUS (6.2%)
 MGIC Investment Corp.                                   70,900            4,830
 MBIA, Inc.                                              62,000            4,507

 INSURANCE,,LIFE (3.2%)
 Jefferson-Pilot Corp.                                   69,700            4,792

 INSURANCE,,PROPERTY,,CASUALTY (2.8%)
 XL Capital Ltd. Class A                                 56,000            4,305

 REAL ESTATE INVESTMENT TRUST (5.8%)
 Crescent Real Estate, Inc. REIT                        229,100            4,611
 ProLogis Trust REIT                                    197,700            4,152

 RENT & LEASE SERVICES--COMMERCIAL (2.7%)
 Ryder System, Inc.                                     206,900            4,086
                                                                       ---------
                                                                          39,345
                                                                       ---------
HEALTH CARE (5.1%)
*Patterson Dental Co.                                   106,100            3,322
*Watson Pharmaceuticals, Inc.                            46,900            2,934
 Mylan Laboratories, Inc.                                52,800            1,478
                                                                       ---------
                                                                           7,734
                                                                       ---------
INTEGRATED OILS (6.2%)
 Kerr-McGee Corp.                                        73,900            4,827
 Murphy Oil Corp.                                        79,900            4,629
                                                                       ---------
                                                                           9,456
                                                                       ---------
OTHER ENERGY (3.0%)
*Global Marine, Inc.                                    172,300            4,566
                                                                       ---------

MATERIALS & PROCESSING (10.6%)
 Eastman Chemical Co.                                   108,500            4,652
 Lyondell Chemical Co.                                  265,900            3,822
 Millennium Chemicals, Inc.                             231,700            3,736
 Engelhard Corp.                                        167,400            3,494
 Armstrong Holdings, Inc.                               100,000              288
                                                                       ---------
                                                                          15,992
                                                                       ---------
PRODUCER DURABLES (10.5%)
 Lockheed Martin Corp.                                  162,500            5,826
 Pall Corp.                                             236,300            5,095
 The BFGoodrich Co.                                     121,800            4,986
                                                                       ---------
                                                                          15,907
                                                                       ---------
UTILITIES (8.0%)
 Entergy Corp.                                          124,100            4,755
 Northeast Utilities                                    202,600            4,128
 GPU, Inc.                                               98,500            3,257
                                                                       ---------
                                                                          12,140
                                                                       ---------
OTHER (8.2%)
 ITT Industries, Inc.                                   147,700            4,809
 Brunswick Corp.                                        215,700            4,193
 Fortune Brands, Inc.                                   118,200            3,480
                                                                       ---------
                                                                          12,482
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $145,437)                                                         145,492
--------------------------------------------------------------------------------
                                                           Face
                                                         Amount
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 6.56%, 11/1/2000
 (COST $5,477)                                           $5,477            5,477
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
 (Cost $150,914)                                                         150,969
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
--------------------------------------------------------------------------------
 Other Assets--Note C                                                        984
 Liabilities                                                               (377)
                                                                       ---------
                                                                             607
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 13,275,396 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                              $151,576
================================================================================

NET ASSET VALUE PER SHARE                                                 $11.42
================================================================================
 .See Note A in Notes to Financial Statements.
 *Non-income-producing security.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
AT OCTOBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                       $ 161,827           $12.19
Undistributed Net
 Investment Income                                        2,814              .21
Accumulated Net Realized Losses                        (13,120)            (.99)
Unrealized Appreciation,,Note E                              55              .01
--------------------------------------------------------------------------------
NET ASSETS                                             $151,576           $11.42
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


--------------------------------------------------------------------------------
                                                             Selected Value Fund
                                                     Year Ended October 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                               $ 4,648
 Interest                                                                    174
 Security Lending                                                              3
--------------------------------------------------------------------------------
  Total Income                                                             4,825
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                                  622
  Performance Adjustment                                                   (358)
 The Vanguard Group--Note C
  Management and Administrative                                              681
  Marketing and Distribution                                                  25
 Custodian Fees                                                               13
 Auditing Fees                                                                 9
 Shareholders' Reports                                                        15
--------------------------------------------------------------------------------
  Total Expenses                                                           1,007
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      3,818
--------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                          (1,114)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 19,883
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $22,587
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                            Selected Value Fund
                                                          Year Ended October 31,
                                                         -----------------------
                                                           2000             1999
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                                  $ 3,818          $ 2,289
 Realized Net Loss                                      (1,114)         (11,940)
 Change in Unrealized Appreciation (Depreciation)        19,883              123
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                              22,587          (9,528)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                  (3,027)          (1,158)
 Realized Capital Gain                                       --          (4,778)
  Total Distributions                                   (3,027)          (5,936)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                  86,666          152,679
 Issued in Lieu of Cash Distributions                     2,783            5,686
 Redeemed                                             (150,727)        (101,391)
  Net Increase (Decrease) from Capital
  Share Transactions                                   (61,278)           56,974
--------------------------------------------------------------------------------
 Total Increase (Decrease)                             (41,718)           41,510
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                      193,294          151,784
--------------------------------------------------------------------------------
 End of Year                                           $151,576         $193,294
================================================================================
1Shares Issued (Redeemed)
 Issued                                                   8,624           14,258
 Issued in Lieu of Cash Distributions                       292              594
 Redeemed                                              (15,466)          (9,870)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding         (6,550)            4,982
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


------------------------------------------------------------------------------------------------------------
                                                                   SELECTED VALUE FUND
                                                                  YEAR ENDED OCTOBER 31,
                                                         -----------------------------------     FEB. 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2000      1999    1998    1997    OCT. 31, 1996
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 9.75    $10.23  $12.98  $10.07           $10.00
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .27       .12     .07     .06              .04
 Net Realized and Unrealized Gain (Loss)on Investments       1.56      (.19)  (2.31)   3.02              .03
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           1.83      (.07)  (2.24)   3.08              .07
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.16)     (.08)   (.05)   (.06)              --
 Distributions from Realized Capital Gains                     --      (.33)   (.46)   (.11)              --
------------------------------------------------------------------------------------------------------------
  Total Distributions                                        (.16)     (.41)   (.51)   (.17)              --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $11.42    $ 9.75  $10.23  $12.98           $10.07
============================================================================================================
TOTAL RETURN                                               19.10%    -0.61% -17.80%  30.92%            0.70%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $152      $193    $152    $190              $93
 Ratio of Total Expenses to Average Net Assets              0.63%     0.73%   0.65%   0.74%          0.75%**
 Ratio of Net Investment Income to Average Net Assets       2.40%     1.31%   0.58%   0.60%          0.75%**
 Portfolio Turnover Rate                                      40%      102%     47%     32%              25%
============================================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Index. For the year ended October 31, 2000, the advisory fee represented an effective annual basic rate of 0.39% of the fundIs average net assets before a decrease of $358,000 (0.23%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2000, the fund had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.02% of the fundIs net assets and 0.03% of VanguardIs capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended October 31, 2000, the fund purchased $62,875,000 of investment securities and sold $121,989,000 of investment securities, other than temporary cash investments.
     At October 31, 2000, the fund had available a capital loss carryforward of $12,972,000 to offset future net capital gains of $11,940,000 through October 31, 2007, and $1,032,000 through October 31, 2008.

E. At October 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $55,000, consisting of unrealized gains of $20,374,000 on securities that had risen in value since their purchase and $20,319,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT
  OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Selected Value Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the nFundi) at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 15, 1996 (commencement of operations) through October 31, 1996, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as nfinancial statementsi) are the responsibility of the FundIs management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 29, 2000

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD SELECTED VALUE FUND

This information for the fiscal year ended October 31, 2000, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
  FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM)Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York,
 Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[SHIP LOGO]
THE VANGUARD GROUP
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q9340  122000